Supplement dated September 26, 2008 to the
Class I Shares (and where applicable, Class R Shares) Prospectuses

Dated December 28, 2007
VAN KAMPEN TRUST,
on behalf of its series,
Van Kampen Core Plus Fixed Income Fund,
As previously supplemented on August 14, 2008

Dated December 28, 2007
VAN KAMPEN EQUITY TRUST II,
on behalf of its series,
Van Kampen American Franchise Fund
Van Kampen Equity Premium Income Fund,
As previously supplemented on May 21, 2008
Van Kampen Technology Fund,
As previously supplemented on June 30, 2008

Dated December 28, 2007
Van Kampen Corporate Bond Fund

Dated October 31, 2007
Van Kampen Capital Growth Fund,
As previously supplemented on July 22, 2008

Dated October 31, 2007
VAN KAMPEN SERIES FUND, INC.,
on behalf of its series,
Van Kampen American Value Fund
Van Kampen Equity Growth Fund,
As previously supplemented on May 2, 2008, December 11, 2007
Van Kampen Global Equity Allocation Fund,
As previously supplemented on April 2, 2008
Van Kampen Global Franchise Fund,
As previously supplemented on October 31, 2007
Van Kampen Global Value Equity Fund,
As previously supplemented on June 11, 2008, May 1, 2008

The Prospectus is hereby supplemented as follows:

(1) In the section entitled “Fees and Expenses of the Fund,” effective November 3, 2008, the last two line items in the “Shareholder Fees” table are hereby deleted in their entirety and replaced with the following:

	Class I	Class R
	Shares	Shares

Redemption fee	None	None

Exchange fee	None	None

(2) Effective November 3, 2008, the footnote labeled (1) following the “Annual Fund Operating Expenses” table in the section entitled “Fees and Expenses of the Fund” is hereby deleted in its entirety.

(3) Effective November 3, 2008, the first sentence in the first paragraph in the section entitled “Redemption of Shares” is hereby deleted in its entirety and replaced with the following:

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund at any time.

(4) Effective November 3, 2008, the second paragraph in the section entitled “Redemption of Shares” is hereby deleted in its entirety.

(5) Effective November 3, 2008, the third paragraph in the section entitled “Redemption of Shares” is hereby deleted in its entirety and replaced with the following:

Certain financial intermediaries may impose a redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

(6) Effective November 3, 2008, the first sentence in the fourth paragraph in the section entitled “Redemption of Shares” is hereby deleted in its entirety and replaced with the following:

The redemption price will be the net asset value per share next determined after receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REDFEESPT1 IR 9/08